UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2008

Barclay Road, Inc. trading as BCLR.PK

(Exact name of registrant as specified in its charter)

                                          Wyoming                   000-52332                    20-5571215
                                ----------------------------   ------------------------      -------------------
                            (State or Other Jurisdiction   (Commission File Number)        (IRS Employer
                                    of Incorporation)                                              Identification No.)

                                              PSEO ALCOBENDAS -  10 A CENTRO COMERCIAL BOULEVAR ALCOBENDAS, SPAIN 28109
 (Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code: 206-222-7999

2348 Chemin Lucerne Suite 253 Ville Mont-Royal, QC CANADA H3R2J8

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Section 8 - Other Events

8.01 Other Events - Corporation has made a change to their mailing address and phone number

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2008 By: /s/ Eduardo Valero Erana ------------------------------------------